                                                                   EXHIBIT 10.18

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 26th day of May, 2000, by and among Rushmore Financial Group, Inc., a Texas Corporation (the "Company"), and Spectrum Insurance (the "Investor").

                                    RECITALS

         The Company desires to sell, and the Investor desires to purchase, up to 483,334 shares (collectively, the "Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), for the consideration and on the terms set forth in this Agreement.

         The parties, intending to be legally bound, agree as follows:

         1.       PURCHASE AND SALE OF STOCK

         1.1      SALE AND ISSUANCE OF COMMON STOCK.

                  (a) Subject to the terms and conditions of this Agreement, Investor agrees to purchase at the First Closing (as defined in Section
         1.2 hereof), and the Company agrees to sell and issue to Investor at the Closing, 166,667 shares of the Company's Common Stock at a purchase price of $1.50 per share. The aggregate purchase price shall be paid at the First Closing as follows:

                  o   $125,000 by corporate or cashier's check or wire transfer;
                      and

                  o $125,000 in the form of a non-refundable credit to be used in connection with the agreements (the "Other Agreements") described in b.3. through b.9. of that certain letter from Investor to the Company regarding their future relationship (the "Relationship Letter").

                  (b) Subject to the terms and conditions of this Agreement, Investor agrees to purchase on or before 21 days after the First Closing, and the Company agrees to sell and issue to Investor at the Second Closing (as defined in Section 1.2 hereof), an additional 166,667 shares of the Company's Common Stock at a purchase price of $1.50 per share. The aggregate purchase price shall be paid at the Second Closing as follows:

                  o   $125,000 by corporate or cashier's check or wire transfer;
                      and

                  o $125,000 in the form of a non-refundable credit to be used in connection with the Other Agreements.

                  (c) Subject to the terms and conditions of this Agreement, Investor agrees to purchase on or before 45 days after the First Closing, and the Company agrees to sell and issue to Investor at the Third Closing (as defined in Section 1.2 hereof), an additional 150,000 shares of the Company's Common Stock at a purchase price of $1.50 per share. The aggregate purchase price shall be paid at the Third Closing as follows:

                  o   $150,000 by corporate or cashier's check or wire transfer;
                      and

                  o $75,000 in the form of a non-refundable credit to be used in connection with the Other Agreements.

                  (d) The Company shall (i) use its commercially reasonable efforts to prepare and, not later than 60 days following the Third Closing Date, to file with the Securities and Exchange Commission (the "Commission") a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), relating to the offer and sale of the Shares by Investor from time to time in accordance with the methods of distribution set forth in such registration statement (the "Shelf

         Registration Statement"), and (ii) use its commercially reasonable efforts to cause the Shelf Registration Statement to become effective under the Securities Act no later than 150 days after the Third Closing Date. If the Shelf Registration Statement is not declared effective within 150 days after the Third Closing Date, the Company will be obligated to issue to Investor 1,000 shares of Common Stock for each day in the period beginning on the 151st day after the Third Closing Date until the date on which the Shelf Registration Statement is declared effective. The Company shall issue such shares to Investor as soon as it may practicably do so in compliance with applicable laws and in accordance with available exemptions from the registration requirements of the Securities Act. Subject to the terms and conditions of this Agreement, after the Third Closing Date, if the closing sale price of the Company's Common Stock falls below $0.75 per share for three consecutive trading days at any time prior to the date on which the Shelf Registration Statement is declared effective by the Commission, the Company shall issue additional shares of its Common Stock to Investor to reduce the effective cost per share of the shares of the Common Stock purchased hereunder to that market price. Investor understands, acknowledges and agrees that, pursuant to the provisions of the Securities Act, Rule 152 promulgated thereunder, and the interpretations of the staff of the Commission thereof, the Company cannot issue any additional shares of its Common Stock to Investor pursuant to this paragraph at any time during the period beginning on the date on which the Shelf Registration Statement is filed with the Commission and ending after the date on which the offering contemplated thereby is completed. If disputes arise under this paragraph (d), the parties agree to arbitration by a single arbitrator under the rules of the American Arbitration Association. The decision of the arbitrator will be final and binding on both parties.

                  (e) Investor agrees to cooperate fully with, and to furnish all necessary information to, the Company in connection with the preparation and filing of the Shelf Registration Statement.

                  (f) When respect to the convertible preferred described in the Relationship Letter, instead of convertible preferred, the Company will issue registered Common Stock at the money at the time of issuance, except that if the market price at the time of issuance is less than $0.75 per share, the market price will be deemed to be $0.75, and if the market price is greater than $3.00, the market price will be deemed to be $3.00.

                  (g) The Company will cause one representative designated by Investor to be elected to the Company's Board of Directors at the next meeting of the Company's Board of Directors.

         1.2      CLOSING.

                  (a) The purchase and sale of the Common Stock described in
         Section 1.1(a) above shall take place at the offices of the Company, One Galleria Tower, 13355 Noel Road, 6th Floor, Dallas, Texas, on May 26, 2000, or at such other time and place as the Company and Investor shall mutually agree, either orally or in writing (which time and place are designated as the "First Closing"). The date on which the First Closing is held is referred to herein as the "First Closing Date". The purchase and sale of the Common Stock described in Section 1.1(b) above shall take place at the offices of the Company, One Galleria Tower, 13355 Noel Road, 6th Floor, Dallas, Texas, on the last business day of the period specified therein, or at such other time and place as the Company and Investor shall mutually agree, either orally or in writing (which time and place are designated as the "Second Closing"). The date on which the Second Closing is held is referred to herein as the "Second Closing Date". The purchase and sale of the Common Stock described in Section 1.1(c) above shall take place at the offices of the Company, One Galleria Tower, 13355 Noel Road, 6th Floor, Dallas, Texas, on the last business day of the period specified therein, or at such other time and place as the Company and Investor shall mutually agree, either orally or in writing (which time and place are designated as the "Third Closing"). The date on which the Third Closing is held is referred to herein as the "Third Closing Date".

                  (b) At the Closing, the Company shall deliver to Investor a certificate representing the shares of Common Stock that Investor is purchasing against payment of the purchase price therefor as described above.

         2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

              The Company hereby represents and warrants to Investor that, except as set forth on a Schedule of Exceptions furnished to Investor and special counsel for the Investor, specifically identifying the relevant Sections(s) hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

              2.1 ORGANIZATION; GOOD STANDING; QUALIFICATION

              The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted, to execute and deliver this Agreement, to issue and sell the Common Stock, and to carry out the provisions of this Agreement. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, prospects, or financial condition.

              2.2 AUTHORIZATION.

              All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder at the Closing and the authorization, issuance, sale, and delivery of the Common Stock being sold hereunder has been taken, and this Agreement, when executed and delivered, will constitute the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms except (i) as limited by the applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

              2.3 VALID ISSUANCE OF COMMON STOCK.

              The Common Stock that is being purchased by the Investor hereunder, when issued, sold, and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

              2.4 SEC FILINGS; FINANCIAL STATEMENTS

                  (a) The Company has filed all forms, reports and documents required to be filed by it with the Securities and Exchange Commission ("SEC") since January 1, 2000. The Company has delivered to the Investor, in the form filed with the SEC, (i) its Annual Report on Form 10-KSB for the year ended December 31, 1999,
              (ii) all proxy statements relating to the Company's meetings of stockholders (whether annual or special) held since January 1, 2000, (iii) all other reports or registration statements filed by the Company with the SEC (other than Reports on Form 3, 4, or 5 and Schedules 13G filed on behalf of affiliates of the Company) since January 1, 2000, and (iv) all amendments and supplements to all such reports filed by the Company with the SEC (collectively, the "Company SEC Reports"). The Company SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b) Each of the financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports (collectively, the "Financial Statements") was prepared in accordance with United States Generally Accepted Accounting Principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto), and each fairly presents in all material respects the consolidated financial position of the Company and its subsidiaries as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments and such statements do not contain notes thereto.

                  (c) The Company has heretofore furnished to the Investor a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by the Company with the SEC pursuant toe the Securities Act or the Exchange Act.

         2.5 DISCLOSURE.

         The Company has provided Investor with all the information reasonably available to it without undue expense that Investor has requested for deciding whether to purchase the Common Stock and all information that the Company believes is reasonably necessary to enable such Investor to make such decision, including all information available regarding the Company's settlement agreement with John Vann. To the best of the Company's knowledge after reasonable investigation, neither this Agreement nor any other agreements, written statements, or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

         3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

         Investor hereby represents and warrants to the Company that:

         3.1 AUTHORIZATION.

         Investor has full power and authority to enter into this Agreement, and that this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of Investor.

         3.2  PURCHASE ENTIRELY FOR OWN ACCOUNT.

         This Agreement is made with Investor in reliance upon Investor's representations to the Company, which by Investor's execution of this Agreement Investor hereby confirms, that the Common Stock to be purchased by Investor and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Investor further represents that Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such persons or to any third person, with respect to any of the Securities.

         3.3 RELIANCE UPON INVESTOR' REPRESENTATIONS.

         Investor understands that the Common Stock is not, and any Common Stock acquired on conversion thereof at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investor' representations set forth herein.

         3.4 RECEIPT OF INFORMATION.

         Investor has received all the information Investor considers necessary or appropriate for deciding whether to purchase the Common Stock. Investor further represents that Investor has had an opportunity to ask questions and receive answers from the Company and its directors and officers regarding the terms and conditions of the offering of the Common Stock and the business, properties, prospects, and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Investor or to which Investor had access.

         3.5 INVESTMENT EXPERIENCE.

         Investor represents that Investor is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development and acknowledges that Investor is able to fend for itself, can bear the economic risk of Investor's investment, and has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the investment in the Common Stock. Investor represents that Investor has not been organized for the purpose of acquiring the Common Stock.


         3.6 ACCREDITED INVESTOR.

             (a) The term "Accredited Investor" as used herein refers to:

                   (i) A person or entity who is a director or executive officer of the Company;

                   (ii) Any bank as defined in Section 3(a)(2) of the Securities
             Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                   (iii) Any private business development company as defined in
             Section 202(a)(22) of the Investment Advisers Act of 1940;

                   (iv) Any organization described in Section 501(c)(3) of the
             Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                   (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase exceeds $1,000,000;

                   (vi) Any natural person who had an individual income in
             excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                   (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

                   (viii) Any entity in which all of the equity owners are
             accredited investors.

             As used in this Section, the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this Section, "income" means actual economic income, which may differ from adjusted gross income for tax purposes. Accordingly, Investor should consider whether Investor should add any or all of the following items to Investor's adjusted gross income for income tax purposes in order to reflect more accurately Investor's actual economic income: any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

             (b) Investor represents and warrants that Investor is an accredited Investor.

         3.7 RESTRICTED SECURITIES.

         Investor understands that the Common Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Common Stock or an available exemption from registration under the

     Securities Act, the Common Stock must be held indefinitely. In particular, Investor is aware that the Common Stock may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.


         3.8 LEGENDS.

         To the extent applicable, each certificate or other document evidencing any of the Common Stock shall be endorsed with the legends substantially in the form set forth below:

             The following legend under the Securities Act:

         "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

             Any legend imposed or required by the Company's Bylaws or applicable state securities laws.

         3.9 FURTHER REPRESENTATION BY FOREIGN INVESTOR.

         If Investor is not a U.S. Person, Investor hereby represents that Investor is satisfied as to the full observance of the laws of Investor's jurisdiction in connection with any invitation to subscribe for the common Stock or any use of this Agreement, including (i) the legal requirements with Investor's jurisdiction for the purchase of the Common Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Common Stock. Investor's subscription and payment for, and Investor's continued beneficial ownership of, the Common Stock will not violate any applicable securities or other laws of Investor's jurisdiction.

         4. MISCELLANEOUS

         4.1 ENTIRE AGREEMENT.

         This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representation, or covenants except as specifically set forth herein or therein.

         4.2 SURVIVAL OF WARRANTIES.

         The warranties, representations, and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

         4.3 SUCCESSORS AND ASSIGNS.

         Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         4.4 GOVERNING LAW.

             THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         4.5 COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4.6 TITLES AND SUBTITLES.

         The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         4.7 NOTICES.

         Unless otherwise provided, all notices and other communications required or permitted under this Agreement shall be in writing and shall be mailed by United States first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or by a nationally recognized courier addressed to the Company, One Galleria Tower, 13355 Noel Road, 6th Floor, Dallas, Texas 75240, facsimile number (972) 450-6001, or to the Investor at the address or facsimile number indicated on the signature page hereto. All such notices and other written communications shall be effective on the date of mailing, confirmed facsimile transfer or delivery.

         4.8 FINDERS FEES.

         Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders fee (and the cost and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible.

         The Company agrees to indemnify and hold harmless Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible.

         4.9 EXPENSES.

         Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

         4.10 ATTORNEYS FEES.

         If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs, and disbursements in addition to any other relief to which such party may be entitled.

         4.11 AMENDMENTS AND WAIVERS.

         Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor.

         4.12 SEVERABILITY.

         If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         4.13 ON-GOING PRIVATE PLACEMENT.

         Investor understands, acknowledges and agrees that the Company may continue with a private offering as previously described to Investor. If, however, the Company were to sell securities in any private offering at a price less than $0.75 per share, then, in such event, all purchase prices per share pursuant to which Investor is purchasing the Shares hereunder and shares referenced in shares in Paragraph 1.1.f. will be reduced to such lower private offering price.



         COMPANY SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first above written.



                               RUSHMORE FINANCIAL GROUP, INC.

                               /s/ D. M. (Rusty) Moore, Jr.
                               ----------------------------
                               Chairman, President, and Chief Executive Officer





         INVESTOR SIGNATURE PAGE


                                    INVESTOR:


                                    SPECTRUM INSURANCE

                                             /s/ David Demas
                                             ---------------------------------
                                             President

                                             Address:   2500 West Higgins Road
                                                        Suite 500
                                                        Hoffman Estates, 60195
                                             Fax:       (847) 310-3477